UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/08/2008

GeoPharma, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16185

FL	59-2600232
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6950 Bryan Dairy Road, Largo, FL 33777
(Address of principal executive offices, including zip code)

(727) 544-8866
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 8, 2008, a holder of 1,025 shares of GeoPharma, Inc. ("Company") 6% convertible preferred stock, Series B, $.01 par value, converted such shares into 235,092 shares of Company common stock, at a set conversion price of $4.36 per common share. The closing price of the Company's common stock was $.40 at the close of business for the Nasdaq Capital Market on December 5, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoPharma, Inc.

Date: December 10, 2008	By:	/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer

Date: December 10, 2008	By:	/s/ Carol Dore-Falcone
Carol Dore-Falcone
Senior Vice President and Chief Financial Officer